Exhibit 10.36

FOURTH AMENDMENT OF SECURITY AGREEMENT

This Fourth Amendment of Security Agreement (“Fourth Amendment”) is made as of November 14, 2008 by BioTime, Inc., as the “Debtor,” in favor and for the benefit of each “Secured Party,” and amends that certain Third Amended and Restated Security Agreement, March 31, 2008.

1.           “Security Agreement” means the Third Amended and Restated Security Agreement, March 31, 2008, as amended by this Fourth Amendment.

2.           “Credit Agreement” means that certain Third Amended and Restated Revolving Line of Credit Agreement, dated March 31, 2008, as amended by the Fourth Amendment of Revolving Line of Credit Agreement.

3.           “Secured Party” means, individually and collectively, each person who has executed the Credit Agreement as a Lender.

4.           “Note” has the meaning ascribed in the Credit Agreement.

5.           Except as amended or modified by this Fourth Amendment, all provisions of the Third Amended and Restated Security Agreement remain in effect.

DEBTOR

BIOTIME, INC.

By:          /s/ Michael D. West
Chief Executive Officer

By:          /s/ Judith Segall
Secretary